Exhibit 10.4

EXECUTION VERSION

Amendment No. 1 to Term Credit Agreement

AMENDMENT NO. 1 TO TERM CREDIT AGREEMENT, dated as of October 30, 2019 (this “Amendment”), to the Term Credit Agreement dated as of July 2, 2019 (as amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrower”), each subsidiary of Parent identified as a “Guarantor” under the Credit Agreement (together with the Parent, each, a “Guarantor” and collectively, the “Guarantors”), TORONTO DOMINION (TEXAS) LLC, as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”), THE TORONTO-DOMINION BANK, NEW YORK BRANCH as initial lender (“TD Bank”), each of the financial institutions which is a signatory hereto or which may from time to time become a party hereto (individually, a “Lender” and collectively with TD Bank, the “Lenders”), and TD SECURITIES (USA) LLC, as lead arranger and bookrunner (“TD Securities” and together with the Administrative Agent and the Lenders, the “Secured Parties”).

RECITALS

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.            Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.            Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. The following capitalized terms defined in Section 1.1 of the Credit Agreement are hereby amended as follows:

(a)            the defined term “Debt Incurrence Financial Ratio Requirements” is amended by deleting clause (a) in its entirety which provides “(a) the Leverage Ratio of the Credit Parties shall not be greater than 4.0 to 1.0” and inserting in lieu thereof the following:

“(a) the Total Leverage Indebtedness Ratio of the Credit Parties shall not be greater than 4.75 to 1.00.”

(b)            the defined term “Senior Secured Indebtedness” is amended by deleting the term in its entirety and inserting in lieu thereof, the following:

“Senior Secured Indebtedness” means, at any time, the sum of (i) Total Indebtedness and (ii) the outstanding amount of Working Capital Revolving Loans (as defined in the Existing Credit Agreement) and Swingline Loans (as defined in the Existing Credit Agreement) owed to Working Capital Revolving Lenders (as defined in the Existing Credit Agreement), in each case, that is not subordinated in right of payment to the Secured Obligations and which is secured by a Lien on any assets or property of any Credit Party or any Subsidiary of any Credit Party.”

3.            Amendment to Article I (Definitions) of the Credit Agreement. Article I of the Credit Agreement is hereby amended by adding the following new Section in its proper numeric order therein:

“Section 1.5      Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

4.            Amendment to Section 7.10(a) (Redemptions) of the Credit Agreement. Section 7.10(a) of the Credit Agreement is hereby amended by deleting the phrase “[Reserved]” and inserting in lieu thereof, the following:

“Redeem (whether as a result of mandatory or optional redemption obligations or rights), purchase, retire or otherwise acquire, directly or indirectly, any of the Parent’s Equity Interests or any of its Equity Interests that are not owned by a Credit Party or any wholly-owned Subsidiary thereof or any Equity Interest of the General Partner or set aside any amount for any such purpose as long as any principal amount of Term Loans remain outstanding at any time during the term of this Agreement, except for the redemption, purchase, retirement, or other acquisition by the Parent of Equity Interests in the Parent or Equity Interests in the General Partner (A) [reserved], (B) with the net cash proceeds from a substantially concurrent issuance of new Equity Interests in the Parent or (C) made in exchange for newly issued Equity Interests in the Parent (provided that the aggregate amount of redemptions, purchases, retirements or other acquisitions of Equity Interests in the General Partner pursuant to the preceding clauses (B) and (C) shall not exceed $200,000,000 in the aggregate during the period commencing on the Restatement Effective Date (as defined in the Existing Credit Agreement) until the termination of this Agreement)”

5.            Amendment to Section 7.10(b) (Dividends) of the Credit Agreement. Section 7.10(b) of the Credit Agreement is hereby amended by deleting the phrase “the Leverage Ratio as of the last day of the fiscal quarter ending immediately prior to the payment of such Cash Dividend to common unit holders (or if such Cash Dividend to common unit holders is to be paid on the last day of a fiscal quarter, the last day of such fiscal quarter) is less than 4.25 to 1.00” where such phrase appears therein and inserting in lieu thereof, the following:

“the Total Leverage Indebtedness Ratio as of the last day of the fiscal quarter ending immediately prior to the payment of such Cash Dividend to common unit holders (or if such Cash Dividend to common unit holders is to be paid on the last day of a fiscal quarter, the last day of such fiscal quarter) is less than 5.00 to 1.00”

6.            Amendment to Section 7.11(a) (Financial Covenant – Leverage Ratio) of the Credit Agreement. Section 7.11(a) of the Credit Agreement is hereby amended by deleting such provision in its entirety and inserting in lieu thereof the following:

“(a)      [Reserved].”

7.            Amendment to Section 7.11(b) (Financial Covenant – Senior Secured Leverage Ratio) of the Credit Agreement. Section 7.11(b) of the Credit Agreement is hereby amended by (i) deleting the phrase “3.25 to 1.00” as it appears immediately after the phrase “to be greater than” at the end of such section and inserting in lieu thereof the following “the ratio set forth in the table below under the heading “Maximum Senior Secured Leverage Ratio” opposite the last day of such fiscal quarter:”, and (ii) inserting the following table that appears at the end of such section listing the Maximum Senior Secured Leverage Ratio for the end of specific fiscal quarters:

Fiscal Quarter Ending	Maximum Senior Secured Leverage Ratio
9/30/2019	3.25 to 1.0
12/31/2019 and the last day of each fiscal quarter thereafter	3.50 to 1.0

8.            Amendment to Section 7.11(c) (Financial Covenant – Interest Coverage Ratio) of the Credit Agreement. Section 7.11(c) of the Credit Agreement is hereby amended by (i) deleting the phrase “2.75 to 1.00” as it appears immediately after the phrase “to be less than” at the end of such section and inserting in lieu thereof the following “the ratio set forth in the table below under the heading “Minimum Interest Coverage Ratio” opposite the last day of such fiscal quarter:”, and (ii) inserting the following table that appears at the end of such section listing the Minimum Interest Coverage Ratio for the end of specific fiscal quarters:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
9/30/2019	2.75 to 1.0
12/31/2019 and the last day of each fiscal quarter thereafter	2.50 to 1.0

9.            Amendment to Section 7.11(d) (Financial Covenant – Total Leverage Indebtedness Ratio) of the Credit Agreement. Section 7.11(d) of the Credit Agreement is hereby amended by (i) deleting the phrase “Maximum Total Indebtedness Leverage Ratio” as it appears immediately after the phrase “to be greater than the ratio set forth opposite such fiscal quarter end date in the table below under the heading” at the end of such section and inserting in lieu thereof the following “Maximum Total Leverage Indebtedness Ratio”, and (ii) deleting the table that appears at the end of such section listing the Maximum Total Leverage Indebtedness Ratio for the end of specific fiscal quarters and inserting in lieu thereof, the following:

Fiscal Quarter Ending	Maximum Total Leverage Indebtedness Ratio
9/30/2019	6.25 to 1.0
12/31/2019	5.75 to 1.0
3/31/2020	5.75 to 1.0
6/30/2020 and the last day of each fiscal quarter thereafter	5.50 to 1.0

10.            Amendment to Exhibit D (Compliance Certificate) to the Credit Agreement. Exhibit D to the Credit Agreement is hereby amended by deleting clause (e) of such Exhibit in its entirety and inserting in lieu thereof the following:

“(e)      Provided in Annex C to this Certificate are the financial data and computations of the Leverage Ratio, all of which data and computations are true, correct and complete; provided that such financial data and computations shall evidence the Leverage Ratio was not greater than 4.50 to 1.00 as of September 30, 2019 consistent with the financial covenant set forth in Section 7.11(a) as in effect on September 30, 2019.”

11.            Representations and Warranties; No Default. To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.

12.            Effectiveness of Amendments. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)            Amendment Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by (i) each of the Credit Parties and (ii) the Lenders constituting the Required Lenders.

(b)            Existing Credit Agreement Amendment Documents. The Administrative Agent shall have received a written confirmation (or other form of authenticated notice) from the Borrower or the Parent that an amendment no. 9 to the Existing Credit Agreement has been duly executed and delivered by each of the parties thereto required for such amendment’s effectiveness.

(c)            Proceedings and Documents. All corporate and other proceedings pertaining directly to this Amendment and all documents, instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their respective counsel and the Administrative Agent shall have received all such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

13.            Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders. Upon the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

14.            GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

15.            Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

16.            Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

17.            Guarantor Acknowledgement. Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT AND BORROWER:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By:	/s/ Robert “Trey” Karlovich III
Name: Robert “Trey” Karlovich III
Title: Chief Financial Officer and Executive Vice President

PARENT:

NGL ENERGY PARTNERS LP,

a Delaware limited partnership, in its capacity as Parent and as Guarantor
By: NGL Energy Holdings, LLC, its general partner

By:	/s/ Robert “Trey” Karlovich III
Name: Robert “Trey” Karlovich III
Title: Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 1 to Credit Agreement

GUARANTORS:

ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
GRAND MESA PIPELINE, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY EQUIPMENT, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL ENERGY PARTNERS LP
NGL LIQUIDS, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL SOUTH RANCH, INC.
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER PIPELINES, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS - ORLA SWD, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE SERVICES LLC

By:	/s/ Robert “Trey” Karlovich III
Name: Robert “Trey” Karlovich III
Title: Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 1 to Credit Agreement

SECURED PARTIES:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH
as a Lender

By:	/s/ Wallace Wong
Name: Wallace Wong
Title: Authorized Signatory

TORONTO DOMINION (TEXAS) LLC,
as Administrative Agent

By:	/s/ Wallace Wong
Name: Wallace Wong
Title: Authorized Signatory

TD SECURITIES (USA) LLC,
as lead arranger and bookrunner

By:	/s/ Marin L. Gagliardi
Name: Marin L. Gagliardi
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement